CERTIFICATE

	The undersigned hereby certifies that she is the Secretary of Active Assets California Tax-Free Trust (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, that annexed hereto is an Amendment to the Declaration of Trust of the Trust adopted by the Trustees of the Trust on December 8, 2011 as provided in Section 9.3 of the Declaration of Trust of the Trust, said Amendment to take effect on January 1, 2012 and I do hereby further certify that such Amendment has not been amended and is on the date hereof in full force and effect.

	Dated this 8th day of December, 2011



/s/  Mary E. Mullin_______________
Mary E. Mullin
Secretary



AMENDMENT



Dated:			December 8, 2011
To be Effective:		January 1, 2012






TO

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

DECLARATION OF TRUST

DATED

July 9, 1991


ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

AMENDMENT TO THE DECLARATION OF TRUST


WHEREAS, Active Assets California Tax-Free Trust (the "Trust") was established by the Declaration of Trust dated July 9, 1991, as amended from time to time (the "Declaration"), under the laws of the Commonwealth of Massachusetts;

WHEREAS, Section 9.3 of the Declaration provides that the Trustees may amend the Declaration without the vote or consent of Shareholders for any purpose which does not adversely affect the rights of any Shareholder with respect to which the amendment is or purports to be applicable;

WHEREAS, the Trustees of the Trust have deemed it advisable to amend the Declaration to reflect a change in the registered agent of the Trust;

WHEREAS, the Trustees of the Trust have deemed it advisable to amend the Declaration to add a provision to the Declaration setting forth the principal place of business of the Trust; and

WHEREAS, the Trustees of the Trust have deemed it advisable to amend the Declaration to reflect the current Trustees of the Trust;

NOW, THEREFORE:

I. Section 11.2 of Article XI of the Declaration is hereby amended so that it shall read in its entirety as follows:

	Section 11.2. Resident Agent. CT Corporation System, 155 Federal Street, Suite 700, Boston, Massachusetts 02110 is the resident agent of the Trust in the Commonwealth of Massachusetts.

II. Section 11.7 is hereby added to Article XI of the Declaration and shall read in its entirety as follows:

	Section 11.7. Principal Place of Business. The principal place of business of the Trust shall be 522 Fifth Avenue, New York, New York 10036, or such other location as the Trustees may designate from time to time.

III.  The Trustees of the Trust are:

Frank L. Bowman			c/o Kramer Levin Naftalis & Frankel LLP
				Counsel to the Independent Trustees
				1177 Avenue of the Americas
				New York, NY 10036

Michael Bozic			c/o Kramer Levin Naftalis & Frankel LLP
				Counsel to the Independent Trustees
				1177 Avenue of the Americas
				New York, NY 10036

Kathleen A. Dennis		c/o Kramer Levin Naftalis & Frankel LLP
				Counsel to the Independent Trustees
				1177 Avenue of the Americas
				New York, NY 10036

James F. Higgins		c/o Morgan Stanley Services Company Inc.
				Harborside Financial Center 201 Plaza Two
				Jersey City, NJ 07311

Dr. Manuel H. Johnson		c/o Johnson Smick Group, Inc.
				888 16th Street, N.W., Suite 740
				Washington, D.C. 20006

Joseph J. Kearns		c/o Kearns & Associates LLC
				PMB754, 22631 Pacific Coast Highway
				Malibu, CA 90265

Michael F. Klein		c/o Kramer Levin Naftalis & Frankel LLP
				Counsel to the Independent Trustees
				1177 Avenue of the Americas
				New York, NY 10036

Michael E. Nugent		c/o Triumph Capital, L.P.
				445 Park Avenue
				New York, NY 10022

W. Allen Reed			c/o Kramer Levin Naftalis & Frankel LLP
				Counsel to the Independent Trustees
				1177 Avenue of the Americas
				New York, NY 10036

Fergus Reid			c/o Joe Pietryka, Inc.
				85 Charles Colman Blvd.
				Pawling, NY 12564

IV. The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.

V. The undersigned hereby certify that this instrument has been duly adopted in accordance with the provisions of the Declaration.

VI. This amendment may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.IN WITNESS THEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 8th day of December, 2011.



/s/ Frank L. Bowman____________________
Frank L. Bowman, as Trustee, and not individually
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas New York, NY 10036

/s/ Michael Bozic_____________________
Michael Bozic, as Trustee, and not individually
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas New York, NY 10036


/s/ Kathleen A. Dennis____________________
Kathleen A. Dennis, as Trustee, and not individually
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036


/s Manuel H. Johnson______________________
Dr. Manuel H. Johnson, as Trustee, and not individually
c/o Johnson Smick Group, Inc.
888 16th Street, N.W., Suite 740
Washington, D.C. 20006


/s/ James F. Higgins____________________
James F. Higgins, as Trustee, and not individually
c/o Morgan Stanley Services Company Inc.
Harborside Financial Center 201Plaza Two
Jersey City, NJ 07311


/s/ Joseph J. Kearns____________________
Joseph J. Kearns, as Trustee, and not individually
c/o Kearns & Associates LLC
PMB754, 22631 Pacific Coast Highway
Malibu, CA 90265


/s/ Michael F. Klein____________________
Michael F. Klein, as Trustee, and not individually
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036



/s/ Michael E. Nugent____________________
Michael E. Nugent, as Trustee, and not individually
c/o Triumph Capital, L.P.
445 Park Avenue
New York, NY 10022



/s/ W. Allen Reed ____________________
W. Allen Reed, as Trustee, and not individually
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036



/s/ Fergus Reid_____________________
Fergus Reid, as Trustee, and not individually
c/o Joe Pietryka, Inc.
85 Charles Colman Blvd.
Pawling, NY 12564





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